                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 13, 2004

                        ASPEN INSURANCE HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)

           BERMUDA                   001-31909                 NOT APPLICABLE
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

                                  VICTORIA HALL
                               11 VICTORIA STREET
                                 HAMILTON HM 11
                                     BERMUDA
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 295-8201

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 7.01     REGULATION FD DISCLOSURE

         On October 13, 2004, Aspen Insurance Holdings Limited issued a press release relating to its estimated losses as a result of Hurricanes Charley,
Frances, Ivan and Jeanne, as well as Typhoon Songda, which has been attached as
Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

           (c)  The following exhibit is furnished as part of this report:
                99.1    Press Release of the Registrant, dated October 13, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASPEN INSURANCE HOLDINGS LIMITED
                                                                    (Registrant)

Dated: October 13, 2004                         By: /s/ Julian Cusack
                                                    ----------------------------
                                                Name: Julian Cusack
                                                Title: Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.                                DESCRIPTION
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99.1            Press Release of the Registrant dated October 13, 2004.

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